                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07564

Morgan Stanley California Quality Municipal Securities
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2003

Date of reporting period: April 30, 2003

Item 1. Report to Stockholders

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003

Dear Shareholder:

During the six-month period ended April 30, 2003, U.S. economic growth was positive but disappointing. The pattern of the recovery remained uneven with many indicators fluctuating between strength and weakness. The military conflict in Iraq and the ongoing war against terrorism cast a shadow over the economy and the financial markets. The sluggish economy and uncertain geopolitical outlook generally favored bonds and led to lower interest rates throughout the period.

Consumer spending was the best-performing sector of the economy last year. Mortgage refinancing and low auto loan rates helped keep Americans buying. By year-end a growing apprehension about Iraq began to dominate investor sentiment and consumer confidence waned. The most noticeable impact of the evolving war risk was a spike in oil prices that had a dampening effect similar to a tax increase. Confidence was also shaken when unemployment reached an eight-year high. To guard against further downside risks, the Federal Reserve Board lowered the federal funds rate from 1.75 to 1.25 percent in early November. This marked the first change by the central bank in almost a year. Early in 2003, the Bush administration proposed several tax relief measures to bolster the economy. Uncertainty prior to the invasion of Iraq slowed economic activity in March. However, resolution of the conflict prompted the financial markets again to focus on the economic outlook.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index continued to trend lower over the six-month period ended April 30, 2003. The yield declined from a high of 5.10 percent in November 2002 to a low of 4.70 percent in April. Throughout the period, the municipal yield curve was at or near its steepest level in 25 years. The pickup along the yield curve for extending maturities from one to 30 years was 350 basis points on April 30, 2003.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used to gauge the relative value of municipals. In October 2002 the ratio of 30-year insured municipal bond yields to 30-year Treasuries moved above 100 percent, remaining there through the first quarter of 2003. In April the ratio fell to 99 percent as the Treasury flight-to-quality rally subsided. This still-high ratio indicated that municipals were relatively cheaper than Treasuries.

The President's tax proposals, which included elimination of taxation on dividend income and acceleration of a reduction in tax brackets, affected the municipal market. The tax-exempt bond

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

market reacted to potential tax-reform risk by adjusting the relationship of tax-exempt issues to taxables.

Long-term municipal volume, as reported in The Bond Buyer, increased to a record $357 billion in 2002 as state and local governments took advantage of lower interest rates to meet cash flow needs and refinance outstanding debt. In the first four months of 2003, new-issue volume reached a record $113 billion, 21 percent above last year's level. We expect this pace to continue throughout the year as budgetary problems force states and municipalities to borrow. California's share of national volume increased to 19 percent.

Performance

The net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) increased from $14.95 to $15.24 per share for the six months ended April 30, 2003. Based on this change plus the reinvestment of tax-free dividends totaling $0.42 per share, the Trust's total NAV return was 5.12 percent. IQC's price on the New York Stock Exchange (NYSE) decreased from $13.60 to $13.55 per share during the same period. Based on this change plus the reinvestment of tax-free dividends, IQC's total market value return was 2.74 percent. On April 30, 2003, IQC's market price was at an 11.09 percent discount to its NAV.

Monthly dividends for the second quarter of 2003 declared in March were unchanged at $0.070 per share. The dividend reflects the level of the Trust's undistributed net investment income and projected earnings. The Trust's level of undistributed net investment income was $0.211 per share on April 30, 2003, versus $0.204 per share six months earlier. Past performance is no guarantee of future results.

Portfolio Structure

The Trust's total net assets of $205 million, including outstanding Auction Rate Preferred Shares (ARPS), were diversified among 12 long-term sectors and 49 credits. Issues in four essential service sectors: general obligation, water and sewer, municipal electric and transportation accounted for 54 percent of the long-term portfolio.

Importantly, the Trust has avoided bonds secured by tobacco settlement payments. Many states including California have issued bonds backed by their entitlement to revenues from the Master Settlement Agreement with tobacco companies. A class action judgment against Philip Morris, a major participant in the agreement, has created uncertainty about the company's ability to meet its obligations.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

At the end of April the portfolio's average maturity was 20 years. IQC's duration, a measure of sensitivity to interest rate changes, was 8.5 years. The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2003 the Trust purchased and retired 125,800 shares of common stock at a weighted average market discount of 9.46 percent.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to two years. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

Current earnings continued to benefit from lower short-term borrowing costs of ARPS. During the six-month period, ARPS leverage contributed approximately $0.09 per share to common share earnings applicable to common shareholders. IQC has three ARPS series totaling $55 million and representing 27 percent of total net assets. Series 3 is currently a two-year auction maturing in January 2005 yielding 1.65 percent. The yield on IQC's weekly ARPS series ranged between 0.65 and 1.60 percent.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

We appreciate your ongoing support of Morgan Stanley California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued


[LARGEST SECTORS BAR CHART]
LARGEST SECTORS AS OF APRIL 30, 2003
(% OF LONG-TERM PORTFOLIO)

Water & Sewer                                        23%
Transportation                                       12%
General Obligation                                   10%
Tax Allocation                                       10%
Electric                                              9%
Hospital                                              9%
Public Facilities                                     9%

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]
CREDIT RATINGS AS OF APRIL 30, 2003
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                       51%
Aa or AA                         18%
A or A                           16%
Baa or BBB                       13%
Ba or BB                          2%

  AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR GRAPH]
DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

                       WEIGHTED AVERAGE
                       MATURITY: 20 YEARS
5-10 Years                      5%
10-20 Years                    51%
20-30 Years                    41%
30+ Years                       3%

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued


                [CALL AND COST (BOOK) YIELD STRUCTURE BAR CHART]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2003


                                                                    WEIGHTED AVERAGE
                                 PERCENT CALLABLE               CALL PROTECTION: 6 YEARS
2003                                                                       28.0%
2004                                                                       12.0%
2005                                                                        1.0%
2006                                                                        1.0%
2007                                                                        3.0%
2008                                                                        3.0%
2009                                                                        1.0%
2010                                                                        3.0%
2011                                                                       20.0%
2012                                                                       12.0%
2013+                                                                      16.0%

                               YEARS BONDS CALLABLE

                                                                    WEIGHTED AVERAGE
                                 COST (BOOK) YIELD*                 BOOK YIELD: 5.3%
2003                                                                       5.6%
2004                                                                       5.5%
2005                                                                       5.7%
2006                                                                       5.7%
2007                                                                       5.4%
2008                                                                       5.0%
2009                                                                       5.2%
2010                                                                       5.9%
2011                                                                       5.3%
2012                                                                       5.0%
2013+                                                                      5.1%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.6% ON 28% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (133.8%)
            General Obligation (13.5%)
            California, Various Purpose,
$  5,000      Dtd 04/01/02............................................   6.00%   04/01/19    $  5,902,300
   1,375      Dtd 04/01/93............................................   5.90    04/01/23       1,425,531
   3,000      Dtd 05/01/03 (WI).......................................   5.00    02/01/32       2,959,230
   2,500    Coast Community College District, Ser 2003 A (MBIA)
              (WI)....................................................   5.00    08/01/23       2,618,350
   3,000    Los Angeles Community College District, 2001 Ser A
              (MBIA)..................................................   5.00    06/01/26       3,083,490
   1,000    Los Angeles Unified School District, 2003 Ser A (MBIA)....   5.00    01/01/28       1,030,500
   3,000    San Diego Unified School District, 2002 Ser D (FGIC)......   5.25    07/01/24       3,201,270
--------                                                                                     ------------
  18,875                                                                                       20,220,671
--------                                                                                     ------------
            Educational Facilities Revenue (6.0%)
   1,240    ABAG Finance Authority for Nonprofit Corporations,
              California School of Mechanical Art - Lick-Wilmeading
              High School Ser 2002....................................   5.25    10/01/26       1,292,526
            California Educational Facilities Authority,
   5,000      Carnegie Institute of Washington 1993 Ser A.............   5.60    10/01/23       5,182,950
   1,000      Pepperdine University, Refg Ser 2003 A (FGIC)...........   5.00    09/01/33       1,026,960
   1,400    California State University, Ser 2003 A (FGIC)............   5.25    11/01/21       1,515,486
--------                                                                                     ------------
   8,640                                                                                        9,017,922
--------                                                                                     ------------
            Electric Revenue (11.5%)
   5,000    California Department of Water Resources, Power Supply Ser
              2002 A (XLCA)...........................................   5.375   05/01/17       5,526,500
            Los Angeles Department of Water & Power,
   3,410      Second Issue of 1993 (Secondary Ambac)..................   5.375   09/01/23       3,521,780
   2,000      2001 Ser A..............................................   5.00    07/01/24       2,048,900
   4,000    Modesto Irrigation District, Ser 2001 A COPs (FSA)........   5.00    07/01/31       4,095,840
   2,000    Turlock Irrigation District, Refg 1998 Ser A (MBIA).......   5.00    01/01/26       2,044,220
--------                                                                                     ------------
  16,410                                                                                       17,237,240
--------                                                                                     ------------
            Hospital Revenue (12.1%)
            California Health Facilities Financing Authority,
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA)...........   5.25    08/01/27       3,102,720
   5,000      Kaiser Permanente Ser 1985..............................   5.55    08/15/25       5,018,650
   5,000    California Infranstructure & Economic Development Bank,
              Kaiser Hospital Ser 2001 A..............................   5.55    08/01/31       5,137,300
   2,000    California Statewide Communities Development Authority,
              Children's Hospital of Los Angeles Ser 1993 COPs
              (MBIA)..................................................   6.00    06/01/13       2,371,260
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California Ser
              2000 COPs...............................................   6.00    02/01/30       2,569,925
--------                                                                                     ------------
  17,500                                                                                       18,199,855
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (4.9%)
            California Pollution Control Authority, Financing
              Authority,
$  5,000      Pacific Gas & Electric Co 1993 Ser B (AMT)..............   5.85%   12/01/23    $  4,764,250
   2,500      San Diego Gas & Electric Co 1996 Ser A..................   5.90    06/01/14       2,642,675
--------                                                                                     ------------
   7,500                                                                                        7,406,925
--------                                                                                     ------------
            Mortgage Revenue - Single Family (5.7%)
   8,305    California Housing Finance Agency, Home 1993 Ser B........   5.65    08/01/14       8,564,863
--------                                                                                     ------------
            Public Facilities Revenue (12.2%)
   2,000    California State University, Fresno Event Center Senior
              Ser 2002................................................   6.00    07/01/22       2,080,760
   4,000    Irvine Unified School District - Community Facilities
              District #86-1, Special Tax Ser 1998 (Ambac)............   5.00    11/01/19       4,214,640
   5,000    Los Angeles County Public Works Financing Authority, Proj
              IV (MBIA)...............................................   5.25    12/01/16       5,207,750
   2,795    Redding Joint Powers Financing Authority, 1993 Ser A......   5.50    01/01/13       2,875,189
   2,000    San Jose Financing Authority, Civic Center Ser 2002 B
              (Ambac).................................................   5.00    06/01/37       2,042,100
   3,000    Puerto Rico Public Buildings Authority, 2002 Ser D
              (Ambac).................................................   0.00+   07/01/30       1,940,910
--------                                                                                     ------------
  18,795                                                                                       18,361,349
--------                                                                                     ------------
            Tax Allocation Revenue (13.3%)
   2,100    Burbank Public Financing Authority Golden State
              Redevelopment, 2003 Ser A (Ambac).......................   5.25    12/01/21       2,277,450
   6,870    Garden Grove Community Development Agency, Refg Issue of
              1993....................................................   5.875   10/01/23       7,009,736
   1,000    Long Beach Bond Finance Authority, Downtown, North Long
              Beach, Poly High and West Beach 2002 Ser A (Ambac)......   5.375   08/01/18       1,107,850
   2,000    Long Beach Financing Authority, Ser 1992 (Ambac)..........   6.00    11/01/17       2,432,000
   7,000    Rosemead Redevelopment Agency, Project #1 Ser 1993 A......   5.60    10/01/33       7,079,030
--------                                                                                     ------------
  18,970                                                                                       19,906,066
--------                                                                                     ------------
            Transportation Facilities Revenue (15.7%)
  10,000    Foothill/Eastern Transportation Corridor Agency, Ser
              1999....................................................   0.00    01/15/27       7,128,800
   5,000    Long Beach, Harbor Ser 1993 (AMT).........................   5.00    05/15/10       5,120,350
            Los Angeles,
   2,000      Harbor Department 1996 Ser B (AMT) (MBIA)...............   5.375   11/01/19       2,073,900
   5,000      Harbor Department 2001 A (Ambac)........................   5.00    08/01/25       5,153,000
   4,000    San Jose, Airport Ser 2001 A (FGIC).......................   5.00    03/01/31       4,088,160
--------                                                                                     ------------
  26,000                                                                                       23,564,210
--------                                                                                     ------------
            Water & Sewer Revenue (31.2%)
   2,000    California Department of Water Resources, Central Valley
              Ser Y (FGIC)............................................   5.25    12/01/19       2,188,360
   3,000    East Bay Municipal Utility District, Water Ser 2001
              (MBIA)..................................................   5.00    06/01/26       3,082,200
   5,000    Eastern Municipal Water District, Ser 1993 A COPs
              (FGIC)..................................................   5.25    07/01/23       5,130,950
   5,000    Los Angeles County Sanitation Districts Financing
              Authority, 1993 Ser A...................................   5.25    10/01/19       5,176,750
   4,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.......................................................   5.125   07/01/41       4,067,520

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  3,000    Metropolitan Waterworks District of Southern California,
              1996 Ser C..............................................   5.25%   07/01/15    $  3,309,600
   1,750    Rancho Water District Financing Authority, Refg Ser 1994
              (Ambac).................................................   5.00    08/15/14       1,855,805
            Contra Costa Water District,
   2,135      Refg Ser L (FSA)........................................   5.00    10/01/21       2,249,671
   2,240      Refg Ser L (FSA)........................................   5.00    10/01/22       2,347,923
            Riverside,
   2,000      Water Ser 2001 (FGIC)...................................   5.00    10/01/26       2,067,240
   2,000      Water Ser 2001 (FGIC)...................................   5.00    10/01/31       2,058,880
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)........................   5.00    12/01/27       4,102,240
   4,000    San Diego Public Facilities Authority, Sewer Ser 1993 A...   5.25    05/15/20       4,077,360
   5,000    San Francisco Public Utility Commission, Water Refg Ser A
              2001 (FSA)..............................................   5.00    11/01/31       5,125,300
--------                                                                                     ------------
  45,125                                                                                       46,839,799
--------                                                                                     ------------
            Other Revenue (5.5%)
            University of California,
   5,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....   5.50    11/01/14       5,192,850
   3,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....   5.60    11/01/20       3,076,950
--------                                                                                     ------------
   8,000                                                                                        8,269,800
--------                                                                                     ------------
            Refunded (2.2%)
   3,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)...................................................   5.50    10/01/32       3,298,740
--------                                                                                     ------------
 197,120    Total California Tax-Exempt Municipal Bonds (Cost $192,671,888)...............    200,887,440
--------                                                                                     ------------
            California Tax-Exempt Short-Term Municipal Obligations
              (4.1%)
   1,900    California Health Facilities Financing Authority,
              Adventist Health System/West 1998 Ser B (MBIA) (Demand
              05/01/03)...............................................   1.30*   09/01/28       1,900,000
   4,275    California Statewide Community Development Authority,
              University Retirement Community at Davis Inc Ser 1998
              COPs (Demand 05/01/03)..................................   1.26*   08/15/27       4,275,000
--------                                                                                     ------------
   6,175    Total California Tax-Exempt Short-Term Municipal Obligations (Cost
            $6,175,000)...................................................................      6,175,000
--------                                                                                     ------------

$203,295    Total Investments (Cost $198,846,888) (a) (b).......................   137.9%     207,062,440
========
            Liabilities in Excess of Other Assets...............................    (1.2)      (1,866,646)
            Preferred Shares of Beneficial Interest.............................   (36.7)     (55,043,782)
                                                                                   -----     ------------
            Net Assets Applicable to Common Shareholders........................   100.0%    $150,152,012
                                                                                   =====     ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
    WI      Security purchased on a when-issued basis.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity
    +       Currently a zero coupon security; will convert to 5.45% on
            July 1, 2012.
    *       Current coupon of variable rate demand obligation.
   (a)      Securities have been designated as collateral in an amount equal to $6,604,540 in connection with the purchase of
            when-issued securities.
   (b)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $8,424,400 and
            the aggregate gross unrealized depreciation is $208,848,
            resulting in net unrealized appreciation of $8,215,552.
Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   XLCA     XL Capital Assurance Inc.

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $198,846,888).......................................  $207,062,440
Cash........................................................       812,921
Interest receivable.........................................     2,709,537
Prepaid expenses............................................       338,655
                                                              ------------
    Total Assets............................................   210,923,553
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     5,511,270
    Investment management fee...............................        64,682
    Common shares of beneficial interest repurchased........        62,726
Accrued expenses............................................        89,081
                                                              ------------
    Total Liabilities.......................................     5,727,759
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,100 shares outstanding).................    55,043,782
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $150,152,012
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 9,853,713 shares
  outstanding)..............................................  $141,645,929
Net unrealized appreciation.................................     8,215,552
Accumulated undistributed net investment income.............     2,081,830
Accumulated net realized loss...............................    (1,791,299)
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $150,152,012
                                                              ============
Net Asset Value Per Common Share
  ($150,152,012 divided by 9,853,713 common shares
  outstanding)..............................................        $15.24
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2003 (unaudited)

Net Investment Income:

Interest Income.............................................  $5,102,312
                                                              ----------
Expenses
Investment management fee...................................     354,771
Auction commission fees.....................................      77,009
Professional fees...........................................      36,718
Transfer agent fees and expenses............................      20,746
Auction agent fees..........................................      10,537
Shareholder reports and notices.............................      10,467
Trustees' fees and expenses.................................      10,260
Custodian fees..............................................       5,970
Registration fees...........................................       2,829
Other.......................................................      11,330
                                                              ----------
    Total Expenses..........................................     540,637
Less: expense offset........................................      (5,954)
                                                              ----------
    Net Expenses............................................     534,683
                                                              ----------
    Net Investment Income...................................   4,567,629
                                                              ----------
Net Realized and Unrealized Gain:
Net realized gain...........................................     701,923
Net change in unrealized appreciation.......................   1,899,187
                                                              ----------
    Net Gain................................................   2,601,110
                                                              ----------
Dividends to preferred shareholders from net investment
  income....................................................    (349,656)
                                                              ----------
Net Increase................................................  $6,819,083
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED         ENDED
                                                              APRIL 30, 2003   OCTOBER 31, 2002
                                                               ------------      ------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $  4,567,629      $  9,511,229
Net realized gain...........................................        701,923         1,839,893
Net change in unrealized appreciation.......................      1,899,187        (1,899,580)
Dividends to preferred shareholders from net investment
  income....................................................       (349,656)       (1,023,825)
                                                               ------------      ------------
    Net Increase............................................      6,819,083         8,427,717

Dividends to common shareholders from net investment
  income....................................................     (4,171,201)       (7,960,956)
Decrease from transactions in common shares of beneficial
  interest..................................................     (1,708,941)       (4,364,491)
                                                               ------------      ------------

    Net Increase (Decrease).................................        938,941        (3,897,730)
Net Assets:
Beginning of period.........................................    149,213,071       153,110,801
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $2,081,830 and $2,035,058, respectively).................   $150,152,012      $149,213,071
                                                               ============      ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets including preferred shares.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2003 aggregated $25,364,315 and $21,102,570, respectively. Included in the aforementioned are purchases of $4,412,420 with Morgan Stanley California Tax-Free Income Trust, an affiliate of the Investment Manager.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,912. At April 30, 2003, the Trust had an accrued pension liability of $46,431 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN             RESET        RANGE OF
SERIES  SHARES*  THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------  ----------   -----   --------  ----------------
  1       260     $13,000     0.90%   05/05/03   0.65% - 1.60%
  2       240      12,000     0.75    05/07/03    0.70  - 1.30
  3       600      30,000     1.65    01/03/05    1.00  - 1.65

---------------------
    *  As of April 30, 2003.
   ** For the six months ended April 30, 2003.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

Subsequent to April 30, 2003 and up through June 6, 2003, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 0.75% to 1.65% in the aggregate amount of $61,654.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Federal Income Tax Status

At October 31, 2002, the Trust had a net capital loss carryover of approximately $2,493,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

     AMOUNT IN THOUSANDS
-----------------------------
 2003    2004    2005    2008
------   ----   ------   ----
$1,012   $113   $1,188   $180
======   ====   ======   ====

As of October 31, 2002, the Trust had temporary book/tax differences primarily attributable to book amortization of discount on debt securities.

6. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2001...................................  10,300,413   $103,004    $148,608,611
Treasury shares purchased and retired (weighted average
  discount 7.00%)*..........................................    (320,900)    (3,209)     (4,361,282)
Reclassification due to permanent book/tax difference.......      --          --           (992,254)
                                                              ----------   --------    ------------
Balance, October 31, 2002...................................   9,979,513     99,795     143,255,075
Treasury shares purchased and retired (weighted average
  discount 9.46%)*..........................................    (125,800)    (1,258)     (1,707,683)
                                                              ----------   --------    ------------
Balance, April 30, 2003.....................................   9,853,713     98,537    $141,547,392
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

7. Dividends to Common Shareholders

On March 25, 2003, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
  $0.07    May 9, 2003   May 23, 2003
  $0.07    June 6, 2003  June 20, 2003

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2003, the Trust did not hold positions in residual interest bonds.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities.

At April 30, 2003, the Trust had no outstanding futures contracts.

Morgan Stanley California Quality Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                         FOR THE SIX                            FOR THE YEAR ENDED OCTOBER 31
                                         MONTHS ENDED          ----------------------------------------------------------------
                                        APRIL 30, 2003           2002          2001          2000          1999          1998
                                        --------------         --------      --------      --------      --------      --------
                                         (unaudited)
Selected Per Share Data:
Net asset value beginning of period...       $14.95              $14.86        $13.96       $ 12.89       $ 14.67       $ 13.90
                                             ------              ------        ------       -------       -------       -------
Income (loss) from investment
  operations:
    Net investment income*............         0.46                0.94          0.92          0.91          0.90          0.91
    Net realized and unrealized gain
      (loss)..........................         0.27                0.01          0.79          1.09         (1.77)         0.74
    Common share equivalent of
      dividends paid to preferred
      shareholders....................        (0.04)              (0.10)        (0.16)        (0.19)        (0.17)        (0.17)
                                             ------              ------        ------       -------       -------       -------
Total income (loss) from investment
  operations..........................         0.69                0.85          1.55          1.81         (1.04)         1.48
                                             ------              ------        ------       -------       -------       -------
Less dividends from net investment
  income..............................        (0.42)              (0.79)        (0.69)        (0.77)        (0.75)        (0.72)
                                             ------              ------        ------       -------       -------       -------
Anti-dilutive effect of acquiring
  treasury shares*....................         0.02                0.03          0.04          0.03          0.01          0.01
                                             ------              ------        ------       -------       -------       -------
Net asset value, end of period........       $15.24              $14.95        $14.86       $ 13.96       $ 12.89       $ 14.67
                                             ======              ======        ======       =======       =======       =======
Market value, end of period...........       $13.55              $13.60        $13.50       $12.063       $12.188       $14.188
                                             ======              ======        ======       =======       =======       =======
Total Return+.........................         2.74%()(1)          6.65%        18.01%         5.32%        (9.28)%       18.01%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense
  offset).............................         0.73%(2)(3)         0.72%(3)      0.74%(3)      0.78%(3)      0.76%(3)      0.74%(3)
Net investment income before preferred
  stock dividends.....................         6.17%(2)            6.38%         6.40%         6.84%         6.35%         6.32%
Preferred stock dividends.............         0.47%(2)            0.69%         1.11%         1.47%         1.19%         1.21%
Net investment income available to
  common shareholders.................         5.70%(2)            5.69%         5.29%         5.37%         5.16%         5.11%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands............................     $150,152            $149,213      $153,111      $148,097      $141,461      $161,951
Asset coverage on preferred shares at
  end of period.......................          373%                371%          378%          369%          357%          394%
Portfolio turnover rate...............           11%(1)              16%           24%            5%            3%            4%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Francis Smith
Vice President and Chief Financial Officer

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

[MORGAN STANLEY LOGO]


MORGAN STANLEY
CALIFORNIA QUALITY
MUNICIPAL SECURITIES


Semiannual Report
April 30, 2003

38581RPT-11150E03-AS-5/03

Item 9 - Controls and Procedures

  The Trust's chief executive officer and chief financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to siginficant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10b Exhibits
A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 8 and Item 10a are not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Quality Municipal Securities

Ronald E. Robison
Principal Executive Officer
June 20, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
June 20, 2003

Francis Smith
Principal Financial Officer
June 20, 2003



                                       2